Exhibit 10.13
AMENDMENT NO. 2 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT
THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT, AS PREVIOUSLY AMENDED (this “Amendment No.2") is effective as of this 28th day of March, 2017 (the ''Effective Date"), between Sinclair Broadcast Group, Inc., a Maryland Corporation ("SBG"), and Barry M. Faber ("Employee"),
RECITALS
A.    SBG and Employee are parties to that certain Amended and Restated Employment Agreement dated November 11, 2011 (the ''Original Agreement").
B.    SBG and Employee previously entered into an Amendment No, 1 to the Original Agreement, effective as of August 3.l, 2015 (the Original Agreement as so amended, the ''Agreement").
C.    The parties hereto desire to amend the Agreement pursuant to the terms and conditions of this Amendment No. 2. Capitalized terms used in this Amendment No. 2 but not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants herein contained, the parties hereto agree as follows:
1.    The Agreement is hereby amended by deleting clause (1) of Section 4.2(e) in its entirety and inserting in lieu thereof the following:
1. within thirty (30) days after the Termination Date, the Base Salary with respect to the then current year that would have been payable to Employee under Section 3.1 of this Agreement had the Employment Term ended on the last day of the month in which the Termination Date occurs, plus twelve (12) additional months’ Base Salary, plus any unpaid bonus (other than a Discretionary Bonus or the Longevity Bonus) that Employee had the potential to earn with respect to such year;
2.    Except as expressly modified by this Amendment No. 2, the Agreement continues in full force and effect as if set forth specifically herein.
3.    This Amendment No. 2 may be executed in any number of counterparts, all of which when taken together shall constitute one agreement.
[The signatures of the parties appear on the immediately following page]

Exhibit 10.13
IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

SINCLAIR BROADCAST GROUP, INC.
By:     /s/ Chris Ripley
Name:     Chris Ripley
Title:     CEO

EMPLOYEE:
/s/ Barry M. Faber
Barry M. Faber